CR

No. 1276176
編號

CERTIFICATE OF INCORPORATION
公 司 註 冊 證 書

***

I hereby certify that
本 人 謹 此 證 明

HONGKONG CHENXIN INTERNATIONAL DEVELOPMENT LIMITED
香港晨鑫國際發展有限公司

is this day incorporated in Hong Kong under the Companies Ordinance
於 本 日 在 香 港 根 據 《 公 司 條 例 》(第 32 章)

(Chapter 32) and that this company is limited.
註 冊 成 為 有 限 公 司 。

Issued on 29 September 2008 .
本 證 書 於 二 〇 〇 八 年 九 月 二 十 九 日 發 出 。

Ms. Fanny Wing-chi LAM
for *Registrar of Companies*
Hong Kong
香港公司註冊處處長
(林詠芝 代行)

Note 註 :
Registration of a company name with the Companies Registry does not confer any trade mark rights or any other intellectual property rights in respect of the company name or any part thereof.
公司名稱獲公司註冊處註冊，並不表示獲授予該公司名稱或其任何部分的商標權或任何其他知識產權。

CERTIFIED TRUE COPY

SUCCESS CORPORATE SERVICES LTD.
30 SEP 2008

表格 2
FORM 2

《商業登記條例》(第 310 章)
BUSINESS REGISTRATION ORDINANCE (Chapter 310)
《商業登記規例》
BUSINESS REGISTRATION REGULATIONS

正 本
ORIGINAL

~~副 本~~
~~DUPLICATE~~

商業／~~分行~~登記證
Business/~~Branch~~ Registration Certificate

業務/法團所用名稱 Name of Business/ Corporation	香港晨鑫國際發展有限公司 HONGKONG CHENXIN INTERNATIONAL DEVELOPMENT LIMITED
業務/分行名稱 Business/ Branch Name	** **
地 址 Address	21/F NEW WORLD TOWER 1 18 QUEEN'S RD CENTRAL HK
業務性質 Nature of Business	CORP
法律地位 Status	BODY CORPORATE

生效日期 Date of Commencement	屆滿日期 Date of Expiry	登記證號碼 Certificate No.	登記費及徵費 Fee and Levy
29/09/2008	28/09/2009	39840116-000-09-08-8	$450 (登記費 FEE = $ 0) (徵費 LEVY = $450)

請注意下列《商業登記條例》的規定 (SEE OVERLEAF FOR ENGLISH VERSION)

第 6(8) 條規定就任何業務發出商業登記證或分行登記證，不得當作隱含以下意思：有關該業務或經營該業務的人或受僱於該業務的僱員的任何法律規定已獲遵從。

第 7(2) 條規定任何經營業務人士，倘在現有商業登記證期滿後未有收到繳款通知書，須於 1 個月內以書面通知稅務局局長。

第 8 條規定凡申請登記表格內所列業務詳情有任何變更時或凡某項業務經已結束，任何經營有關業務的人或任何在結束前經營該項業務的人須於該變更發生時或該項業務結束時起計 1 個月內，以書面通知局長。

第 12 條規定各業務須將其有效的商業登記證或有效的分行登記證於每一營業地點展示。

第 15(1) 條規定觸犯本條例者可處行的罰則，包括罰款 $5,000 及監禁 1 年。

第 21 條規定須將收取徵費所得的全部款項撥付破產欠薪保障基金。

繳款時請將此商業登記證及繳款通知書完整交出。在付款後，本繳款通知書方成為有效的商業登記證。
PLEASE PRODUCE THIS CERTIFICATE AND DEMAND NOTE INTACT AT TIME OF PAYMENT. THIS DEMAND NOTE WILL ONLY BECOME A VALID BUSINESS REGISTRATION CERTIFICATE UPON PAYMENT.

請印所示登記費及徵費收訖。(請參閱背頁繳款辦法所載內容)
RECEIVED FEE AND LEVY HERE STATED IN PRINTED FIGURES. (Please see payment instructions overleaf.)

820201 30/09/08 56860164 289095 CHQ $450.00 S

I.R.D.B. 表格第 101B 號 (9/2007)
I.R.D.B. 101B (9/2007)

CR
公司註冊處
Companies Registry

法團成立表格
(股份有限公司)
Incorporation Form
(Company Limited by Shares)

(《公司條例》第 14A 條)
(Companies Ordinance s. 14A)

CERTIFIED TRUE COPY
SUCCESS CORPORATE SERVICES LTD.
30 SEP 2008

表格
Form **NC1**

重要事項 Important Notes

- 填表前請參閱《填表須知》。
  請用黑色墨水列印。
- Please read the accompanying notes before completing this form.
  Please print in black ink.

(註 Note 7) **1 擬採用的公司名稱 Intended Company Name**

擬採用的公司英文名稱 Intended English Company Name

HONGKONG CHENXIN INTERNATIONAL DEVELOPMENT LIMITED

擬採用的公司中文名稱 Intended Chinese Company Name

香港晨鑫國際發展有限公司

(註 Note 8) **2 公司類別 Type of Company**

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 私人 Private ☐ 非私人 Non-private

(註 Note 9) **3 公司在香港的註冊辦事處擬採用的地址**
The Intended Address of the Company's Registered Office In Hong Kong

21st Floor, New World Tower 1,
18 Queen's Road Central, Hong Kong.

(「轉交」地址及郵政信箱號碼恕不接受 'Care of' addresses and post office box numbers are not acceptable)

(註 Note 10) **4 電郵地址 E-mail Address**

N/A

(註 Note 3) **提交人的資料 Presentor's Reference**

姓名 Name:
SUCCESS CORPORATE SERVICES LIMITED
地址 Address:
27/F., HOPEWELL CENTRE,
183 QUEEN'S ROAD EAST,
HONG KONG.
電話 Tel: 852-2507 7219 傳真 Fax: 852-2507 7225
電郵地址 E-mail Address: formation@sbc.com.hk

檔號 Reference:

請勿填寫本欄 For Official Use

Acknowledgement
Companies Registry
H.K.

24/09/2008 11:15:00
Submission No/Seq No: 226108737/2
CR No:
Sh. Form. NC1

表格 Form **NC1**

CERTIFIED TRUE COPY

SUCCESS CORPORATE SERVICES LTD.

30 SEP 2008

(註 Note 11) **5 股本 Share Capital**

擬註冊股本 Share Capital to be Registered				創辦成員共承購各類股份的總面值 *Total* Nominal Value of Each Class of Shares to be Taken by Founder Member(s) †
股份類別 Class of Shares	股份數目 Number of Shares (a)	每股的面值 Nominal Value of Each Share † (b)	各類股份的總面值 *Total* Nominal Value of Each Class † (a) x (b)	
ORDINARY	10,000	HK$1.00	HK$10,000.00	HK$10,000.00
		總值 Total	HK$10,000.00	HK$10,000.00

† 請註明貨幣單位(例如：港元、美元)
Please specify the currency (e.g. HKD, USD)

(註 Note 12) **6 創辦成員 Founder Members**

(如有超過兩名創辦成員，請用續頁 A 填報 Use Continuation Sheet A if more than 2 founder members)

1

中文姓名／名稱 Name in Chinese	N/A
英文姓名／名稱 Name in English	FRESH GENERATION OVERSEAS LIMITED
地址 Address	PALM GROVE HOUSE, P. O. BOX 438, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS

承購的股份 Shares to be taken	ORDINARY	10,000
	股份類別 Class of shares	股份數目 Number of shares

2

中文姓名／名稱 Name in Chinese	
英文姓名／名稱 Name in English	
地址 Address	

承購的股份 Shares to be taken		
	股份類別 Class of shares	股份數目 Number of shares

表格 Form **NC1**

CERTIFIED TRUE COPY

SUCCESS CORPORATE SERVICES LTD.

30 SEP 2008

(註 Note 13) **7 首任秘書 First Secretary**

(如有超過一名個人或法人團體秘書，請用續頁B填報 Use Continuation Sheet B if more than 1 individual or corporate secretary)

A. 個人秘書 Individual Secretary

中文姓名 Name in Chinese	N/A

	姓氏 Surname	名字 Other Names
英文姓名 Name in English		

	前用姓名 Previous Names	別名 Alias
前用姓名／別名 Previous Names／Alias		

(註 Note 14) 香港住址 Hong Kong Residential Address:

(「轉交」地址及郵政信箱號碼恕不接受 'Care of' addresses and post office box numbers are not acceptable)

(註 Note 15) 電郵地址 E-mail Address:

(註 Note 16) 身份證明 Identification

a 香港身份證號碼 Hong Kong Identity Card Number:

	簽發國家 Issuing Country	號碼 Number
b 護照 Passport		

B. 法人團體秘書 Corporate Secretary

(註 Note 17)	中文名稱 Name in Chinese	駿業會計秘書服務有限公司
(註 Note 17)	英文名稱 Name in English	SUCCESS CORPORATE SERVICES LIMITED
(註 Note 18)	香港地址 Hong Kong Address	27/F., HOPEWELL CENTRE, 183 QUEEN'S ROAD EAST, HONG KONG.

(「轉交」地址及郵政信箱號碼恕不接受 'Care of' addresses and post office box numbers are not acceptable)

(註 Note 15)	電郵地址 E-mail Address	formation@sbc.com.hk

公司編號 Company Number: 618863

(只適用於在香港註冊的法人團體)
(Only applicable to body corporate registered in Hong Kong)

指明編號 1/2008 (2008 年 7 月)
Specification No. 1/2008 (July 2008)

表格 Form **NC1**

CERTIFIED TRUE COPY

SUCCESS CORPORATE SERVICES LTD.

30 SEP 2008

(註 Note 13) **8 首任董事 First Directors**

A. 個人董事 Individual Director

(如有超過一名個人董事，請用續頁C填報 Use Continuation Sheet C if more than 1 individual director)

中文姓名 Name in Chinese	N/A

	姓氏 Surname	名字 Other Names
英文姓名 Name in English	YU	BANKS PO FUNG

前用姓名 Previous Names	N/A
別名 Alias	N/A

(註 Note19)

住址 Residential Address	ROOM 11-13, 14/F., BLOCK B, WAH SANG INDUSTRIAL BUILDING, 14-18 WONG CHUK YEUNG STREET, SHATIN, NEW TERRITORIES, HONG KONG.	國家 Country

(「轉交」地址及郵政信箱號碼恕不接受 'Care of' addresses and post office box numbers are not acceptable)

(註 Note 20)

電郵地址 E-mail Address	N/A

(註 Note 21) **身份證明 Identification**

a 香港身份證號碼 Hong Kong Identity Card Number	N/A	
b 護照 Passport	CANADA	JX025668
	簽發國家 Issuing Country	號碼 Number

(註 Note 23)

提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《有關董事責任的非法定指引》的最新版本，並熟悉該指引所概述的董事一般責任。

All directors of the company are advised to read the latest version of the 'Non-Statutory Guidelines on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guidelines.

(註 Note 23) **出任董事職位同意書 Consent to Act as Director**

本人同意在公司成立為法團時出任其董事，並確認本人已年滿 18 歲。
I consent to act as a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed : YU BANKS PO FUNG

指明編號 1/2008 (2008 年 7 月)
Specification No. 1/2008 (July 2008)

表格 Form **NC1**

CERTIFIED TRUE COPY

SUCCESS CORPORATE SERVICES LTD.

30 SEP 2008

8 首任董事 First Directors (續上頁 cont'd)

B. 法人團體董事 Corporate Director

(如有超過一名法人團體董事，請用續頁 D 填報 Use Continuation Sheet D if more than 1 corporate director)

中文名稱 Name in Chinese: N/A

英文名稱 Name in English:

(註 Note 22) 地址 Address:

國家 Country

(「轉交」地址及郵政信箱號碼恕不接受 'Care of' addresses and post office box numbers are not acceptable)

(註 Note 20) 電郵地址 E-mail Address:

公司編號 Company Number
(只適用於在香港註冊的法人團體)
(Only applicable to body corporate registered in Hong Kong)

(註 Note 23)

提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《有關董事責任的非法定指引》的最新版本，並熟悉該指引所概述的董事一般責任。

All directors of the company are advised to read the latest version of the 'Non-Statutory Guidelines on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guidelines.

(註 Note 23) 出任董事職位同意書 **Consent to Act as Director**

本人謹代表上述公司確認，上述公司同意在公司成立爲法團時出任其董事。

I, acting on behalf of the above named company, confirm that the above company consents to act as a director of this company on its incorporation.

簽署 Signed : ______________________

法人團體董事的董事／秘書／獲授權人士*
Director / Secretary / Authorized Person of the Corporate Director *

* *請刪去不適用者 Delete whichever does not apply*

CERTIFIED TRUE COPY

SUCCESS CORPORATE SERVICES LTD.

30 SEP 2008

表格 Form **NC1**

(註 Note 24) **9 遵從公司註冊規定陳述書 Statement of Compliance on Incorporation**

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☐ 本人為[公司的創辦成員／名列本表格內的董事／名列本表格內的秘書]*，現核證公司已遵從《公司條例》中與註冊有關的所有或任何規定及與註冊的先決及附帶事宜有關的所有或任何規定。

I, being the [founder member of the company／director named in this form／secretary named in this form] *, hereby certify that this company has complied with all or any of the requirements of the Companies Ordinance in respect of registration and of matters precedent and incidental thereto.

如創辦成員／董事／秘書屬法人團體

For cases where the founder member ／director ／secretary is a body corporate

☑ 本人為，

[公司的創辦成員的~~董事／秘書~~／獲授權人士*

~~名列本表格內的法人團體董事的董事／秘書／獲授權人士*~~

~~名列本表格內的法人團體秘書的董事／秘書／獲授權人士*~~]*，

現代表該創辦成員／~~法人團體董事／法人團體秘書~~核證，公司已遵從《公司條例》中與註冊有關的所有或任何規定及與註冊的先決及附帶事宜有關的所有或任何規定。

I, being the [~~director／secretary~~／authorized person] * and acting on behalf of the [corporate founder member of the company／~~corporate director named in this form／corporate secretary named in this form~~] *, hereby certify that this company has complied with all or any of the requirements of the Companies Ordinance in respect of registration and of matters precedent and incidental thereto.

* *請刪去不適用者 Delete whichever does not apply*

For and on behalf of
FRESH GENERATION OVERSEAS LIMITED

簽署 Signed: .... Authorized Signature(s)

(YU BANKS PO FUNG)

姓名 Name: FRESH GENERATION OVERSEAS LIMITED

本表格包括下列續頁。**This Form includes the following Continuation Sheet(s).**

續頁 Continuation Sheet(s)	A	B	C	D
頁數 Number of pages	-	-	-	-

For and on behalf of
FRESH GENERATION OVERSEAS LIMITED

(註 Note 4) 簽署 Signed: .... Authorized Signature(s) 簽署 Signed:

姓名 Name: FRESH GENERATION OVERSEAS LIMITED 姓名 Name: N/A

創辦成員 Founder Member (YU BANKS PO FUNG) 創辦成員 Founder Member

(如公司只有一名創辦成員，請刪去其餘的簽署欄 Please delete one signature space if the company has only one Founder Member)

日期 Date: 23 SEP 2008

日 DD / 月 MM / 年 YYYY

指明編號 1/2008 (2008 年 7 月)
Specification No. 1/2008 (July 2008)